UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 18, 2012
Coeur d'Alene Mines Corporation
(Exact name of registrant as specified in its charter)

IDAHO (State or other jurisdiction of incorporation or organization)	1-8641 (Commission File Number)	82-0109423 (IRS Employer Identification No.)
505 Front Ave., P.O. Box “I”
Coeur d'Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 8.01. Other Events.
On December 18, 2012, the Board of Directors of Coeur d'Alene Mines Corporation (the “Company”) adopted a new clawback policy (the “Clawback Policy”) that generally allows the Board to seek recovery of all incentive payments that were made to executive officers and all performance-based equity awards granted to executive officers that vested, in each case, on the basis of having met or exceeded performance targets in grants or awards made after December 18, 2012, during the fiscal year prior to the filing of the Current Report on Form 8-K announcing a restatement, if it is determined that such executive officers are found personally responsible for the restatement.
The foregoing does not purport to be a complete description of the Clawback Policy, and is qualified in its entirety to the full text of the Clawback Policy attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description of Exhibit
99.1	Clawback Policy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR D'ALENE MINES CORPORATION

Date: December 20, 2012	By:/s/ Frank L. Hanagarne, Jr.
Name:Frank L. Hanagarne, Jr. Title:Title:Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Clawback Policy